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                                                                  EXHIBIT 10.92









                            MEGO MORTGAGE CORPORATION
                                       AND

                               EMANUEL J. FRIEDMAN



                                  COMMON STOCK
                               PURCHASE AGREEMENT


                                   DATED AS OF

                                  JUNE 9, 1998




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                                Table of Contents


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                            MEGO MORTGAGE CORPORATION

                                  COMMON STOCK
                               PURCHASE AGREEMENT

         This Common Stock Purchase Agreement is made as of June 9, 1998, by and between Emanuel J. Friedman (the "Purchaser"), and Mego Mortgage Corporation (the "Company"), a Delaware corporation, with its principal offices at 1000 Parkwood Circle, 5th Floor, Atlanta, Georgia.

         WHEREAS, the Company is engaging in a plan of recapitalization (the "Recapitalization") which includes the following: (i) a private offering (the "Common Stock Offering") of shares of its common stock, par value $.01 per share (the "Common Stock"); (ii) a private offering (the "Series A Preferred Stock Offering") by the Company of shares of its Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"); and (iii) an exchange offer to occur concurrent with the Common Stock Offering and the Series A Preferred Stock Offering (together, the "Offerings") and as a condition thereto to exchange shares of Series A Preferred Stock and/or new 12.5% Subordinated Notes Due 2001 ("New Notes") of the Company or a combination thereof, subject to certain limitations, for any and all of the outstanding 12.5% Senior Subordinated Notes Due 2001 of the Company, subject to certain conditions (the "Exchange Offer");

         WHEREAS, the Company will enter into a Placement Agreement (the "Placement Agreement"), with Friedman, Billings, Ramsey & Company, Incorporated ("FBR"), a Virginia corporation, pursuant to which FBR will act as placement agent in connection with the issue and sale of the Common Stock and Series A Preferred Stock (together with the New Notes, the "Securities") to be issued in the Offerings, and;


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         WHEREAS, the completion of the Offerings (the "Closing") is scheduled to take place on June 18, 1998, or such other date (the "Closing Date") as is agreed upon by the Company and FBR;

         WHEREAS, the Company wishes to offer and sell to Purchaser, and Purchaser wishes to buy from the Company, on the terms and conditions set forth herein, up to 6,666,667 shares of Common Stock for a purchase price of $1.50 per share, or $10,000,000 in aggregate;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Purchase Agreement, the parties agree as follows:

         Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Company's Offering Memorandum, dated June 9, 1998 (the "Offering Memorandum").

         Section 2. Agreement to Sell and Purchase the Securities. Subject to the terms and conditions of this Purchase Agreement, that certain registration rights agreement (the "Registration Rights Agreement") to be entered into by and between the Company and Purchaser, as provided in Exhibit A hereto, and the Placement Agreement, the Company agrees to sell and Purchaser agrees to buy 6,666,667 shares (the "Shares") of Common Stock for a purchase price of $1.50 per share, or $10,000,000 in the aggregate (the "Purchase Price"). Purchaser shall pay the Purchase Price on the Closing Date in New York Clearing House Funds, to the account of the Company.

         The Company represents to Purchaser that, prior to the Closing, the Company will be executing substantially identical purchase agreements with respect to shares of Common Stock and Series A Preferred Stock (except for the name and address of the Purchaser and the number of shares of Series A Preferred Stock or Common Stock, as the case may be, purchased) with certain


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other investors (the "Other Purchasers") for an aggregate purchase price of at least $20,000,000. Purchaser and Other Purchasers are hereinafter sometimes referred to as the "Purchasers," and this Purchase Agreement and such other Purchase Agreements are hereinafter sometimes referred to as the "Purchase Agreements."

         Section 3. Issuance of the Certificates Representing the Securities. At the Closing, the Company will cause to be delivered to the Purchaser, one certificate for the Shares being purchased registered in the name of Purchaser as set forth on the signature page hereof (or in such other name as may be designated by Purchaser to the Company in writing upon payment of the applicable purchase price therefor).

         Section 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, Purchaser as follows:

         4.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Offering Memorandum, except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Offering Memorandum; and the Company has all such corporate power and authority, and has or will have as of the Closing


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such authorizations, approvals, consents, orders, licenses, certificates and permits as shall be necessary to enter into, deliver and perform this Agreement, the Purchase Agreements and the Other Transaction Documents (as defined in
Section 4.3, below) and to issue and sell the Securities (except as may be required under state securities laws). The Company is duly qualified to do business and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify is reasonably likely to have a Material Adverse Effect. The Company has no subsidiaries that would be deemed to be "significant subsidiaries" for purposes of Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), substituting in the tests set forth in such rule the figure "5%" in each case for "10%."

         4.2. Authorized Capital Stock. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum. All issued and outstanding shares of Company capital stock have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right. All of the outstanding shares of capital stock of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, pledge, charge, security interest or other encumbrance. The Shares have been duly authorized and, when issued and sold pursuant to this Purchase Agreement will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Offering Memorandum, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement


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to issue, any share of capital stock of the Company or any subsidiary or any security convertible into, or exercisable or exchangeable for, such capital stock. The Shares conform in all material respects to all statements in relation thereto contained in the Offering Memorandum.

         4.3. Due Execution, Delivery and Performance. The execution, delivery and performance of each of this Agreement and the Placement Agreement, the Registration Rights Agreement, the Purchase Agreements entered into with the Other Purchasers, the Option Agreement between the Company and The City National Bank of West Virginia ("City") and the similar Option Agreement between the Company and Sovereign Bancorp, Inc. ("Sovereign") the Bulk Servicing Purchase Agreement and the Flow Servicing Purchase Agreement referred to in Section 7.4 below (the "Servicing Purchase Agreements"), the Warehouse Line Agreement referred to in Section 7.16(c) below, and the Flow Purchase Agreement referred to in Section 7.16(d) below (collectively, the "Other Transaction Documents") by the Company (a) have been (or prior to Closing will be) duly authorized by all requisite corporate action of the Company and (b) will not violate (i) the Certificate of Incorporation or Bylaws of the Company, or (ii) any provision of any indenture, mortgage, agreement, contract, or other instrument to which the Company or any of its subsidiaries is bound or be in conflict with, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract, or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries, except for any such violations, conflicts, breaches or defaults which have been waived in writing as of the Closing or would not have a Material Adverse Effect. Upon execution and delivery, this Agreement and the Other Transaction Documents will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective


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terms, except insofar as the enforcement thereof may be limited by bankruptcy law or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity or contribution may be limited under applicable law.

         4.4. Offering Memorandum and Additional Information. The Company has furnished, and Purchasers acknowledge receipt of the Offering Memorandum dated June 9, 1998.

         The Offering Memorandum when combined with the documents incorporated by reference therein does not, and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each document incorporated by reference into the Offering Memorandum complies in all material respects with the requirements of the Exchange Act, and the Commission's rules and regulations thereunder ("Exchange Act Regulations") and, when read together with the other information in the Offering Memorandum, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.5. Legal Proceedings. There are no actions, suits, investigations or proceedings pending or threatened other than as disclosed in the Offering Memorandum (including the documents incorporated by reference therein and provided to the Purchasers) to which the Company or any of its subsidiaries is a party or to which any of their properties is subject before or by any court or governmental agency or both which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; and to the knowledge of the Company, no such actions,


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suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

         4.6. No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Offering Memorandum, and except as specifically described therein, there has not been (i) any material adverse change in the business, properties or assets described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company and its subsidiaries, taken as a whole, (ii) any transaction entered into (whether binding or nonbinding) by the Company and/or its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, except transactions in the ordinary course of business, (iii) any obligation that is material to the Company and its subsidiaries, direct or indirect, contingent or noncontingent, matured or unmatured, absolute or otherwise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock (other than upon the exercise of stock options described in the Offering Memorandum) or outstanding indebtedness of the Company or its subsidiaries (other than indebtedness incurred in the ordinary course of business consistent with past practice), (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (vi) any change in senior management or key employees, and no such change or event is reasonably expected.

         4.7. Law and Regulation. The Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with all applicable laws and governmental regulations governing the businesses conducted by the Company and its subsidiaries, as the case may be, except for failures to comply or conform which would not have a Material Adverse Effect.


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         4.8. Accounting Matters. Deloitte & Touche LLP ("D&T"), which has audited the financial statements, together with the related notes, of the Company as of August 31, 1997 and 1996, and for each of the three years ended August 31 1997, 1996, and 1995, which are included in the Offering Memorandum, are independent public accountants as required by the Securities Act of 1933, as amended (the "Securities Act") and the Securities Act Regulations (as if the Offering Memorandum was a prospectus filed as part of a registration statement filed under the Securities Act).

         The financial statements included or incorporated by reference in the Offering Memorandum comply as to form in all material respects with applicable accounting requirements of the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, including Regulation S-X under the Securities Act (as if such financial statements were filed with or incorporated by reference in a registration statement under the Securities Act), and said financial statements present fairly the financial position of the Company and its Subsidiaries on a consolidated basis as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Offering Memorandum, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements are consistent in all material respects with financial statements and other reports filed by the Company and its Subsidiaries with the Commission; the supporting schedules included are incorporated by reference in the Offering Memorandum and present fairly the information required to be stated therein. The selected and summary financial and statistical data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.

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         The Company and each of its subsidiaries (i) make and keep books and records which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets; (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto, and (d) access to assets is permitted only with management's general or specific authorization; and (iii) otherwise conform to the requirements of the Exchange Act, Section 13(b) and Regulation 13b-2 thereunder and shall continue to do so for so long as Purchaser holds any Shares.

         4.9. Compliance with Securities Laws. Assuming (i) the accuracy of the representations and warranties of FBR and the Purchasers as set forth in the Placement Agreement and the Purchase Agreements, and (ii) that the Purchaser, the Other Purchasers and the participants in the Exchange Offer are either "qualified institutional buyers" (as defined in Rule 144A under the Securities
Act) or "accredited investors" (as defined in Rule 501(a) under the Securities
Act) (the Company having received representations from such persons to such effect), the Company has complied with all applicable federal and state securities or Blue Sky laws in connection with the Offerings and the Offerings are or will be exempt from registration under such laws.

         4.10. Intangibles. The Company owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the


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Offering Memorandum. The Company has not received any notice of, nor to its best knowledge is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         4.11. Title. The Company has good title to each of the items of personal property which are reflected in the financial statements referred to in
Section 4.8 or are referred to in the Offering Memorandum as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Offering Memorandum as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Offering Memorandum and those which do not and will not have a Material Adverse Effect.

         4.12. Contracts. Each material contract or agreement to which the Company is a party is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Except as disclosed in the Offering Memorandum, neither the Company, nor to the best knowledge of the Company, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. Except as described in the Offering Memorandum, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company


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is a party or by which it or its properties or business may be bound or affected which default or event would have a Material Adverse Effect.

         4.13. No Violation. The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

         4.14. Transactions with Affiliates. No transaction has occurred or is contemplated between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that would have been required to be described in the Offering Memorandum if it were part of a Registration Statement under the Securities Act and is not described in the Offering Memorandum.

         4.15. No Manipulation. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

         4.16. Taxes. The Company or its former parent, Mego Financial Corp., has filed all Federal, state, local and foreign tax returns which are required to be filed by the Company through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

         4.17. Investment Company Act of 1940. The Company is not, and will not become upon the issuance and sale of the Securities and the application of net proceeds therefrom


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as described in the Offering Memorandum under the caption "Use of Proceeds," an
"investment company" or, assuming FBR is not an "investment company," an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         4.18. Use of Proceeds. The Company will apply the proceeds from the Offerings as set forth in the Offering Memorandum.

         4.19. Board of Directors. As of the Closing, the Board of Directors of the Company shall have seven members and Purchaser shall be entitled at the Closing or at any time thereafter to designate one member, who shall be appointed to the Board of Directors promptly following his designation and who shall also be elected to any executive or similar committee of the Board of Directors. After the Closing and until the first date on which Purchaser holds shares of Common Stock (on an as-converted basis) and Common Stock representing less than 7.0% of the outstanding shares of Common Stock (including the number of shares of Common Stock into which all outstanding shares of Common Stock are convertible) (the "7% Termination Date") (a) the Board of Directors shall continue to have seven members (as adjusted pursuant to the following sentence and the similar provision of the Preferred Stock Purchase Agreement of even date herewith between the Company and Sovereign), and (b) Purchaser shall be entitled to nominate one member of the Board of Directors at each meeting of shareholders at which directors are elected, and such member shall also be elected to any executive or similar committee of the Board of Directors. The Company shall use its best efforts to cause the nominees of Purchaser to be elected to the Board of Directors and appointed to such committee. Purchaser shall have the right at all times until the 7% Termination Date to designate a representative (who shall be reasonably satisfactory to the Company) who shall be given notice of and who shall have the right to attend all meetings of the


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Board of Directors of the Company and all meetings of any executive or similar committee of the Board of Directors.

         4.20. Certificates. Any certificates signed by any officer of the Company or its subsidiaries, and delivered to the Purchasers or to counsel for the Purchasers pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Purchaser as to the matters covered thereby.

         4.21. Mortgage-Related Asset Revaluation. Immediately following Closing, the Company shall cooperate with City, with the advice of their respective advisors, to arrive at a mutually satisfactory, and more conservative set of assumptions to be used to value the mortgage-related assets carried on the Company's balance sheet.

         4.22. Other Transactions. The material terms of all of the transactions relating to the Recapitalization are accurately disclosed on Exhibit E.

         4.23. Best Efforts. The Company shall cooperate with Purchaser and shall use its reasonable best efforts to do or cause to be done all things necessary or appropriate on its part in order to effect the consummation of the transactions contemplated under this Agreement.

         4.24. Due Diligence. In order to permit Purchaser to perform further due diligence, the Company shall give to Purchaser and its accountants, counsel and other authorized representatives reasonable access during normal business hours throughout the period prior to the Closing Date to all of its properties, books, records, contracts and other documents relating to its business as Purchaser may reasonably request, subject to the obligation of Purchaser and its authorized representatives to maintain the confidentiality of all non-public information concerning the Company obtained by reason of such access.


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         Section 5. Representations, Warranties and Covenants of Purchaser.
Purchaser hereby represents, warrants and covenants to the Company as follows:

         5.1. Compliance with United States Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered under the Securities Act, and that the Shares may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S under the Securities Act), unless such Securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act. The Shares are being offered and sold in reliance on an exemption from registration pursuant to
Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. Purchaser further represents that it has read and understands the investor notices and legends set forth in the Offering Memorandum.

         5.2. Status of Purchaser. Purchaser is purchasing the Shares for its own account or for persons or accounts as to which it exercises investment discretion. Such Purchaser is an "accredited investor" (as defined in Rule 501(a) under the Securities Act) and is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in restricted securities and has requested, received, reviewed and considered all information it deems relevant in making a decision to execute this Purchase Agreement and to purchase the Shares. Purchaser has agreed to purchase the Shares for investment and not with a view to distribution. To the extent that any certificate representing the Shares is registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting as custodian for Purchaser of the Shares represented thereby.

         5.3. Restrictions on Re-Sale. Purchaser understands that the Shares are only transferable on the books and records of the Company and its Transfer Agent and Registrar and


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that the Company and the Transfer Agent and Registrar will not register any transfer of the Shares which the Company in good faith believes violates the restrictions set forth in this Section 5.3 or violates any state or federal securities laws. Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Purchase Agreement or the Shares otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

         Purchaser understands that the Company intends to register the Shares under the Securities Act as contemplated in the Registration Rights Agreement. After registration of the Shares under the Securities Act, Purchaser agrees to comply with the prospectus delivery and all other requirements of the Securities Act in connection with any sale or other disposition of the Shares. Purchaser agrees that Purchaser or its broker will deliver to each transferee a copy of a current prospectus until the Company gives written notice to the Purchaser that delivery of a current prospectus is no longer required. Purchaser agrees to confirm with the Company that the prospectus is in fact current and that the Shares may be lawfully sold prior to any sale or other disposition by Purchaser.

         5.4. Due Execution, Delivery and Performance of the Purchase Agreement and Other Obligations. Upon approval of this Agreement and the transactions contemplated herein by its Board of Directors: Purchaser will have full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Purchase Agreement by Purchaser will have been duly authorized by all requisite corporate action of Purchaser; upon the execution and delivery of this Purchase


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Agreement by Purchaser, this Purchase Agreement shall constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms except insofar as the enforcement thereof may be limited by bankruptcy law or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution may be limited under applicable law.

         5.5. Representations, Warranties and Covenants at Closing. Each of the representations and warranties contained in this Section 5 is true and correct as of the date of this Purchase Agreement and will be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date. Each of the covenants contained in this
Section 5 will have been performed as of the Closing Date if performance is required as of such date by this Section 5.

         Section 6. Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any investigation made by either party to this Purchase Agreement, all representations, warranties, covenants and agreements made by the Company and Purchaser herein shall survive the execution of this Purchase Agreement, the delivery of certificates representing the Shares and the receipt of payment for the Shares.

         Section 7. Conditions to Closing. The obligations of the Purchaser hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof, at the Closing Date, (ii) the performance by the Company of its obligations hereunder in all material respects, and (iii) the following further conditions:

         7.1. Exchange Offer. The Company shall have consummated the Exchange Offer with respect to at least $76 million in aggregate principal amount of Original Notes.


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         7.2. Additional Equity. The Company shall have consummated or sale of additional shares of Common Stock and Series A Preferred Stock pursuant to the Offerings for aggregate gross proceeds to the Company of not less than $20,000,000.

         7.3. Waiver of Change of Control Payments. All current and former directors, officers, employees and consultants of the Company or any subsidiary who would be entitled as a result of the consummation of the Recapitalization to receive payments or other benefits pursuant to "change of control" provisions of any agreement between such person and the Company or any subsidiary shall have irrevocably waived their rights to receive such payments or benefits and the Company shall have irrevocably determined not to make such payments.

         7.4. Servicing Purchase Agreements. The Company and City shall have entered into a Bulk Servicing Purchase Agreement including the terms set forth on Exhibit B and a Flow Servicing Purchase Agreement including the terms set forth on Exhibit G and each such Agreement shall have been determined by City in the exercise of its sole and absolute discretion to be satisfactory in form and substance.

         7.5. Registration Rights Agreement. The Company and Purchaser shall have entered into the Registration Rights Agreement and such agreement shall have been determined by Purchaser in the exercise of its sole and absolute discretion to be satisfactory in form and substance.

         7.6. Opinion of Greenberg Traurig. The Company shall have furnished to the Purchaser on the Closing Date an opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., counsel for the Company, addressed to the Purchaser and dated the Closing Date and in form reasonably satisfactory to the Purchaser, stating that:

                       (a) the authorized shares of capital stock of the Company
             conform as to legal matters to the description thereof contained in the Offering Memorandum under the heading "Description of Capital Stock"; the Company has an authorized capitalization as set forth in the Offering Memorandum under the caption "Capitalization"; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; to such counsel's knowledge, except as set forth in the Offering Memorandum, there are no outstanding (i) securities or obligations of the Company convertible into or exercisable or exchangeable for any shares of capital stock of the Company, (ii) warrants, rights, or options to subscribe for or purchase from the Company any shares of capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights, or options; the Shares have been duly authorized, and, when issued and sold pursuant to this Purchase Agreement, will be duly and validly issued, fully paid and nonassessable.

                       (b) the Company has been duly incorporated and is validly
             existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Offering Memorandum and to enter into, deliver and perform this Agreement, the Purchase Agreements and the Other Transaction Documents;

                       (c) the Company is duly qualified in or registered by and
             in good standing as a foreign corporation in each jurisdiction listed on Exhibit E hereto;

                       (d) to such counsel's knowledge, except as described in
             the Offering Memorandum, the Company is not in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of or default under) its Certificate of Incorporation or in the performance or observation of any obligation, agreement, covenant, or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement, or any other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation, or rule or any decree, judgment, or order applicable to the Company or any of its subsidiaries, except such breaches or defaults that are not reasonably likely to have a Material Adverse Effect;

                       (e) the execution, delivery, and performance of this
             Agreement and the Other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated under this Agreement and the Other Transaction Documents, as the case may be, do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event that with notice, lapse of time, or both would constitute a breach of or default under) (i) any provisions of the Company's certificate of incorporation or by-laws, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement, or other agreement or instrument known to such counsel and to which the Company or any subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) to such counsel's knowledge, assuming (x) the accuracy of the representations and warranties of the Company, FBR and the Purchasers set forth in the Placement Agreement, the Purchase Agreements and the Other Transaction Documents, and (y) that the Purchaser, the Other Purchasers and the participants in the Exchange Offer are either "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) or "accredited investors" (as defined in Rule 501(a) under the Securities Act), any law or regulation or any decree, judgment, or order applicable to the Company or any subsidiary, except in the case of clause (ii) for such conflicts, breaches, or defaults that have been waived or individually or in the aggregate are not reasonably likely to have a Material Adverse Effect;

                       (f) the Company has full corporate power, and authority
             to enter into and perform this Agreement and the Other Transaction Documents and to consummate the transactions contemplated herein; this Agreement and the Other Transaction Documents have been duly authorized, executed, and delivered by the Company and will constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity, whether considered at law or in equity, and except as rights to indemnity or contribution may be limited under applicable law;

                       (g) assuming (x) the accuracy of the representations and
             warranties of the Company, FBR and the Purchasers set forth in the Placement Agreement, the Purchase Agreements and the Other Transaction Documents, and (y) that the Purchaser, the Other Purchasers and the participants in the Exchange Offer are either "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) or "accredited investors" (as defined in Rule 501(a) under the Securities Act), no approval, authorization, consent, or order of or filing with any federal or, to such counsel's knowledge, state governmental or regulatory commission, board, body, authority, or agency is required in connection with the execution, delivery, and performance by the Company of this Agreement and the Other Transaction Documents or the consummation of the transactions contemplated hereby and thereby by the Company, or the sale and delivery of the Shares by the Company as contemplated hereby, other than (i) the filing of a certificate of designation of the Series A Preferred Stock with the Secretary of State of Delaware, (ii) the filing of a Current Report on Form 8-K,
             (iii) filings required pursuant to the terms of the Registration Rights Agreement and any other registration rights agreements entered into pursuant to the Offerings and the Exchange Offer, and
             (iv) as may be required pursuant to any state securities laws;

                       (h) to such counsel's knowledge, each of the Company and
             its subsidiaries has all necessary licenses, authorizations, consents, and approvals and has made all necessary filings required under any federal, state, or local law, regulation or rule, and has obtained all necessary authorizations, consents, and approvals from other persons, required to conduct their respective businesses, as described in the Offering Memorandum, except to the extent that any failure to have any such licenses, authorizations, consents, or approvals would not, individually or in the aggregate, have a Material Adverse Effect; to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default, or revocation of any such license, authorization, consent, or approval or any federal, state, local, or foreign law, regulation, or decree, order, or judgment applicable to the Company or any of its subsidiaries, which would result in a Material Adverse Effect; and no such license, authorization, consent, or approval contains a materially burdensome restriction that is not adequately disclosed in the Offering Memorandum;

                       (i) the issuance and sale of the Shares by the Company is
             not subject to preemptive or other similar rights arising by operation of law, under the Certificate of Incorporation or Bylaws of the Company or under any agreement known to such counsel to which the Company or any of its subsidiaries is a party;

                       (j) the form of certificate used to evidence the shares
             complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation and Bylaws of the Company and the requirements of The Nasdaq National Market;

                       (k) the statements under the captions "Business --
             Government Regulation," "Description of the Original Notes," "Description of the New Notes," "Description of Capital Stock" and "Certain Federal Income Tax Consequences" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

                       (l) except as described in the Offering Memorandum, to
             such counsel's knowledge, there are no actions, suits, investigations or proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their properties is subject before or by any court or governmental agency or both, which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect,

                       (m) neither the Company nor any of its subsidiaries is,
             or solely as a result of transactions contemplated hereby and the application of the proceeds from the sale of the Shares or the consummation of the Recapitalization, will become an "investment company" or, assuming that FBR is not an "investment company," a company "controlled"
            by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

         In addition, such counsel shall state that they have participated in conferences with the directors, officers and employees of the Company and its independent public accountants at which the contents of the Offering Memorandum were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness, or fairness of the statements contained in the Offering Memorandum (except as and to the extent stated above), they have no reason to believe that the Offering Memorandum, as of its date and as of the date of such counsel's opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Offering Memorandum).

         7.7. Comfort Letter. The Purchaser shall have received from Deloitte & Touche LLP, letters relating to the Offering Memorandum dated as of the Closing Date addressed to the Purchaser and in form and substance satisfactory to it.

         7.8. Offering Memorandum. The Offering Memorandum, as amended or supplemented after the date hereof, shall not, in Purchaser's reasonable judgment, (i) disclose a material change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, as described in the Offering Memorandum dated June 9, 1998, or (ii) contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         7.9. Other Transactions. There shall have been, in Purchaser's reasonable judgment, no material change in the terms of the transactions described in Exhibit F.

         7.10. No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date no event shall have occurred which has had or is reasonably likely to have a Material Adverse Effect.

         7.11. Certificates. The Company will, on the Closing Date deliver to the Purchaser a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement are true and correct as of such date and the conditions set forth in Sections 7.1, 7.2, 7.3, 7.9, 7.10, 7.12 and 7.13 of this Agreement have been met. The Company shall have furnished to the Purchaser such other documents and certificates as to the accuracy and completeness of any statement in the Offering Memorandum, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein as of the Closing Date as the Purchaser may reasonably request.

         7.12. Consents. The Company shall have obtained in writing all consents of third parties necessary to permit the consummation of the transactions contemplated by this Agreement and the Other Transaction Documents and no such consent shall contain any term or condition that Purchaser reasonably deems to be materially disadvantageous to the Company or Purchaser.

         7.13. Related Party Indebtedness. At the Closing, the Company shall have no outstanding indebtedness to Mego Financial Corp.

         7.14. Documents. The Company shall have delivered to Purchaser executed copies of the Purchase Agreements entered into with the Other Purchasers and all other agreements between the Company and any Other Purchasers or any holder of the Original Notes or the New Notes relating to the Offerings or the Recapitalization.

         7.15. Additional Conditions. The obligations of Purchaser hereunder are further subject to the satisfaction of each of the following conditions:

                       (a) Certificate of Designation. The certificate of
             designation of the Series A Preferred Stock shall have been determined by Purchaser in the exercise of its sole and absolute discretion to be satisfactory in form and substance.

                       (b) Letter from FBR. FBR shall have delivered to
             Purchaser a letter in the form attached hereto as Exhibit G.

                       (c) Warehouse Line Agreement. The Company and Sovereign
             shall have entered into a Warehouse Line Agreement, which
             Agreement: (i) shall include, inter alia, the terms set forth in Exhibit H hereto, and (ii) shall otherwise have been determined by Purchaser in the exercise of its sole and absolute discretion to be satisfactory in form and substance.

                       (d) Flow Loan Purchase Agreement. The Company and
             Sovereign shall have entered into a Flow Loan Purchase Agreement, which Agreement: (i) shall include, inter alia, the terms set forth in Exhibit I hereto, (ii) shall provide that the Company shall retain servicing rights with respect to all loans purchased in the Flow Loan Purchase Agreement, and (iii) shall otherwise have been determined by Purchaser in the exercise of its sole and absolute discretion to be satisfactory in form and substance.

                       (e) Amendment of Placement Agreement. The Company and FBR
             shall have entered into an Amendment to the Placement Agreement under the terms of which the parties thereto agree that the fees to be paid to FBR shall be paid by the delivery of shares of Common Stock valued at $1.50 per share.

         Section 8. Conditions to Closing. The obligations of the Company hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Purchaser in all material respects on the date hereof, at the Closing Date, and (ii) the performance by the Purchaser of its obligations hereunder in all material respects.

         Section 9. Compliance with the Securities Act.

               9.1. Information Available. So long as Purchaser holds any shares of the Company's capital stock, the Company will furnish to each Purchaser:

                       (a) as soon as practicable after available, one copy of
             (i) its Annual Report to Shareholders, and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K, and (iii) each of its Quarterly Reports to Shareholders and its Quarterly Reports on Form 10-Q, and (b) upon the reasonable request of Purchaser, all other information of a kind that is generally available to the public.

               9.2. Legend Requirement. Purchaser hereby agrees that the Shares will be subject to Section 5.3 hereof and to that effect the following legend will appear on the Shares until such time as the Company may deem such legend to be no longer required under the federal or state securities laws:

         The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") and may have been issued in reliance upon the exemption set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. The Securities represented by this certificate may not be offered, sold, transferred or otherwise disposed of in the United States or to, of for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless registered under the Act or an exemption from the registration requirements of the Act is available.

         Section 10. Broker's Fee. Purchaser acknowledges that the Company has advised it that the Company intends to pay FBR, the placement agent: (i) a fee (the "Offerings Fee") equal to 6.0% of the gross proceeds received from the sale of the shares of Common Stock (except for those shares sold to the Purchaser) and Series A Preferred Stock sold in the Offerings and shares of Common Stock (except for those shares sold to the Purchaser or his affiliates) sold in the Rights Offering; and (ii) a fee (the "Advisory Fee") of $1,000,000 as financial advisor in connection with the Recapitalization. Purchaser further acknowledges that the Company has advised it that the Offering Fee is payable upon consummation of the Offerings in Common Stock valued at the Offering Price and the Advisory Fee is payable upon consummation of the Rights Offering in Common Stock valued at the Offering Price. Purchaser further acknowledges that the Company has advised it that the Company has also agreed: (i) to reimburse FBR on request by the FBR for the FBR out-of-pocket expenses, including, among other things, the fees and expenses of legal counsel; and (ii) to indemnify FBR against certain liabilities, including liabilities under the Securities Act, and other liabilities incurred in connection with the Offerings, and to contribute to payments FBR may be required to make in respect thereof. The parties hereto hereby represent that there are no other brokers or finders entitled to compensation in connection with the sale of the securities contemplated hereby.

         Section 11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by registered air mail, postage prepaid, or sent by facsimile transmission with a confirmation copy sent by registered mail, and shall be deemed given when so mailed:

                       (a) if to the Company, to 1000 Parkwood Circle, Atlanta,
             Georgia 30339, Attention: Jeffrey S. Moore, or to such other person at such other place as the Company shall designate to the Purchaser in writing;

                       (b) if to Purchaser, to 2120 Leroy Place, Washington,
             D.C. 20008, or at such other address or addresses as Purchaser may have furnished to the Company; or

                       (c) if to any transferee or transferees of Purchaser, at
             such address or addresses as shall have been furnished to the other parties hereto at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the other parties hereto in writing.

         Section 12. Amendments. No amendment, interpretation or waiver of any of the provisions of this Purchase Agreement shall be effective unless made in writing and signed by the parties to this Purchase Agreement.

         Section 13. Headings. The headings of the sections, subsections and subparagraphs of this Purchase Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Purchase Agreement.

         Section 14. Enforcement. The failure to enforce or to require the performance at any time of any of the provisions of this Purchase Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Purchase Agreement or any part hereof or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Purchase Agreement.

         Section 15. Governing Law. This Purchase Agreement and the relationships of the parties in connection with the subject matter of this Purchase Agreement shall be governed by and determined in accordance with the laws of the State of Georgia in the United States of America.

         Section 16. Severability. If any severable provision of this Purchase Agreement is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Purchase Agreement shall not be affected by such judgment, and the Purchase Agreement shall be carried out as nearly as possible according to its original terms and intent.

         Section 17. Counterparts. This Purchase Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set out at the head of this Purchase Agreement without regard to the dates or times when such counterparts may actually have been made, executed or delivered.

         Section 18. Assignment. This Purchase Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, as the case may be, and be enforceable by and against the parties hereto and their respective successors and assigns, but neither this Purchase Agreement nor any of the rights, interests or obligations of the parties hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.

                                       MEGO MORTGAGE CORPORATION


                                       By:     /s/ Jeffrey S. Moore
                                          -------------------------------------
                                          Name: Jeffrey S. Moore
                                          Title: President and Chief
                                                 Executive Officer


                                       EMANUEL J. FRIEDMAN


                                       By:     /s/ Emanuel J. Friedman
                                          -------------------------------------

                                                                      EXHIBIT A

                     TERMS OF REGISTRATION RIGHTS AGREEMENT


         To be agreed upon prior to Closing and to include provisions for resale registration.

                                                                      EXHIBIT B

                        TERMS OF SERIES A PREFERRED STOCK

            [ATTACH PAGES 158 THROUGH 161 OF THE OFFERING MEMORANDUM]

                                                                      EXHIBIT C

                   TERMS OF BULK SERVICING PURCHASE AGREEMENT

         The Bulk Servicing Purchase Agreement shall provide that Purchaser will purchase all of the Company's mortgage servicing rights for ninety percent (90%) of the book value thereof as set forth on the books of the Seller as of the Closing Date, determined in accordance with GAAP and consistent with the valuation methodology used to calculate such book value in the Company's financial statements included in the Offering Memorandum.

                                                                      EXHIBIT D

                   TERMS OF FLOW SERVICING PURCHASE AGREEMENT

         The Flow Servicing Purchase Agreement shall have terms and conditions substantially similar, as appropriate, to those of the Bulk Servicing Purchase Agreement. In addition, it shall include the following specific terms:

         1. The Company will retain City Mortgage Services to service all mortgage loans originated or purchased by the Company after the Closing, in either case not sold on a servicing released basis.

         2. The servicing fee to City Mortgage Services for "125" loans will be 0.75% per annum of the principal amount of such loans serviced. The servicing fees for all other loans will be negotiated in good faith by the Company and City Mortgage Services with the intention of achieving an economic outcome for both the Company and City Mortgage Services proportionate to the sharing of servicing revenues represented by the fee for "125" loans. After the Company has retained City Mortgage Services to service loans with an aggregate initial principal balance of $1 billion, the Flow Servicing Purchase Agreement will terminate, unless renewed by mutual agreement.

         3. In consideration of the sale by the Company to the Purchaser of the servicing rights referred to in paragraph 2 and only after such time as $1 billion in servicing has been boarded and retained by City Mortgage Services, the Purchaser will grant to the Company an option expiring June 9, 2003 to acquire up to a 20% equity interest in City Mortgage Services for 90% of its fair market value, provided, that such option shall be exercisable only if equity interests in an entity created for the purpose of holding the assets of City Mortgage Services are sold by the Purchaser in a public or private offering or distributed to the shareholders of its parent company, City Holding Company. The Purchaser further agrees not to transfer a separate equity interest in City Mortgage Services prior to the option becoming exercisable without the consent of the Company.

         4. The Company and the Purchaser acknowledge that currently City Mortgage Services' servicing platform is operated as a division of the Purchaser and it is contemplated that this division will ultimately be a separate subsidiary or stand alone public corporation. The Company and the Purchaser agree that at that point in time, and subject to paragraph 3 above, the Company will have the option to purchase up to 20% of the City Mortgage Services servicing business at 90% of its fair market value. The Company may at its option exchange either cash or contribute its retained portion of the servicing fee or some combination of both to pay for its interest in the platform. This option shall terminate upon the termination of the Flow Servicing Purchase Agreement.

         5. It is further agreed that the Company may at its option choose to receive its portion of servicing as an accrual toward a potential purchase of up to 20% of the equity of the City Mortgage Services servicing platform prior to any actual sale. Should the Company elect this option, the Purchaser will maintain a record of fees retained in lieu of payment to the Company in order to track the accrual. At the time of any material transaction involving the servicing platform the accrual would be applied to the Company's purchase price or refunded to the Company in the event that the Company did not exercise its option to acquire an interest in the servicing platform.

                                                                      EXHIBIT E

                     JURISDICTIONS OF FOREIGN QUALIFICATION

                                                                      EXHIBIT F

                               OTHER TRANSACTIONS

           [ATTACH SUMMARIES OF ALL MATERIAL TERMS OF RECAPITALIZATION TRANSACTIONS, INCLUDING LATEST REVISIONS OF THE ALSTON & BIRD MEMORANDUM AND THE
                          OFFERING MEMORANDUM PAGES.]

                                                                      EXHIBIT G

                         FBR LETTER RE: VOTING OF SHARES


               FRIEDMAN, BILLINGS, RAMSEY & COMPANY, INCORPORATED
                          1001 Nineteenth Street North
                            Arlington, Virginia 22209


                                  June __, 1998



Emanuel J. Friedman
2120 Leroy Place
Washington, D.C.  20005

Gentleman:

            To induce you, Emanuel J. Friedman, to enter into the Common Stock Purchase Agreement (the "Agreement"), of even date herewith, between you and Mego Mortgage Corporation (the "Company"), we agree to vote all of the shares of the Company's voting stock held by us from time to time for the election of your nominee to serve on the Company's Board of Directors pursuant to Section 5.19 of the Agreement.

                                    FRIEDMAN, BILLINGS, RAMSEY & COMPANY,
                                        INCORPORATED


                                    By:   /s/ James R. Kleeblatt
                                       --------------------------------------
                                       Name: James R. Kleeblatt
                                       Title: Managing Director

                                                                      EXHIBIT H

                        TERMS OF WAREHOUSE LINE AGREEMENT

                                                                      EXHIBIT I

                      TERMS OF FLOW LOAN PURCHASE AGREEMENT

                                                                      EXHIBIT 1

                       LIST OF APPROVED PRIVATE INVESTORS


                       [To be completed by the Purchaser]

                                                                       EXHIBIT 2

                               BAILMENT AGREEMENT


See attached

                                                                       EXHIBIT 3

                       SHIPPING REQUEST AND AUTHORIZATION


                                                          ____________, 199____


199-State Street Bank and Trust Company
of Massachusetts
225 Franklin Street
Boston, MA  _______
Attn:
     ----------------------------------
     Mortgage Custody Department


         This letter is to serve as authorization for you to [endorse and](1) ship all documents and instruments in your possession relating to the following loan(s):


                   Loan                               Mortgagor                           Note
                  Number                                                                  Name Amount
                                                                                          ------------


         This is a "Shipment Order" pursuant to the Custodian Agreement dated _______ (the "Custodian Agreement") by and among you, as the Custodian, the undersigned, as the Seller, and ________________ as the Purchaser (the "Purchaser"). Capitalized terms not otherwise defined herein shall have the same meanings as in such Custodian Agreement.

         This shipment of loan(s) is for the purpose of effectuating [a direct sale of the loan(s) to _____________________ (the "Investor") - please use
Exhibit 4 to the Custodian Agreement as your shipment cover letter to the Investor. The undersigned hereby certifies that such Investor is currently an "Approved Private Investor" under the Custodian Agreement or an "Agency" as defined in the Custodian Agreement] [an MBS Exchange with ______________ (the "Agency") - please use Exhibit 3B to the Custodian Agreement as your shipment cover letter to the Agency].

         Also enclosed herewith are the following Required Delivery Documents required to be delivered to the [Investor] [Agency] with the requested shipment of loan(s):

--------

(1) GIVE ENDORSEMENT INSTRUCTION IF APPLICABLE. IF NOT APPLICABLE, DELETE BRACKETED PROVISIONS.

                       [List Required Delivery Documents]


         The undersigned hereby certifies that the above constitute all of the Required Delivery Documents required to be delivered to the [Investor] [Agency], each is in good form, duly executed and complete, and in the required number of copies or counterparts.


         Please ship the documents and instruments in your possession relating to the above loan(s) together with the Required Delivery Documents enclosed herewith to the following address:


       [insert Investor/Agency/Custodian name and address as appropriate]:


NAME:
ADDRESS:



ATTENTION:



[You are hereby instructed and authorized to endorse the promissory notes as follows: (give specific endorsements)]


         Please ship the loan documents (and other documents) either by __________________ or by such other courier service as we have previously designated to you as approved. The courier shall be considered our agent, and you are not responsible for any delays in shipment or any other actions or inactions of the courier, however because the related purchase commitment for the loans expires on ___________________________, we ask that you deliver that loan documents to the courier no later than ____________________.


         If you should have any questions or should feel the need for additional documentation, please contact the undersigned at [insert telephone no.].


                                       Sincerely,



                                       [Seller]
                                       By:
                                          -------------------------------------
                                          (Authorized Representative)
                                       Title:
                                             ----------------------------------
                                       Name:
                                            -----------------------------------


Enclosures

                                                                       EXHIBIT 4

                               CUSTODIAN'S LETTER


              (Direct Investor - Custodian As Funds Receipt Agent)


                                                          _____________, 199___


[Name and address of Investor]


Gentlemen:


         State Street Bank and Trust Company of Massachusetts ("State Street"), as custodian, in accordance with your takeout commitment (the "Commitment") to [Name of Seller] (the "Seller"), is sending directly to you
_____________________ loan package(s) (each consisting of a promissory note and, if applicable, other related documents) for purchase by you.


         By acceptance of the enclosed documents, you agree that these documents are delivered to you on a conditional basis, subject to the terms and conditions of a certain Bailment Agreement executed by the undersigned, you, the Seller and Sovereign Bank and subject to payment in Federal Funds at the negotiated principal commitment price. Delivery is made to you upon the conditions set forth in the Bailment Agreement and including but not limited to:


         1. A 100% participation interest in the aforedescribed promissory notes and related documents has been purchased by Sovereign Bank of Wyomissing, Pennsylvania (the "Warehouse Purchaser"). Sovereign Bank shall retain all beneficial ownership rights in each loan until payment is made to State Street, as custodian for Sovereign Bank in accordance with the terms of the Bailment Agreement.


         2. Until payment is made, you agree to return the enclosed promissory notes and other documents (if any) to State Street, as custodian, consistent with the terms of the Bailment Agreement.


         Please wire your payment in Federal Funds to:


                       State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, Massachusetts  02110


                       ABA #0110-000-28
                       Account No. 91155960
                       Attn:  Mortgage Custody Department

         You are cautioned not to honor any communications from the Seller relating to any of the enclosed documents or loans. Do not deliver any documents to any third party.


         It is understood that you agree that if for any reason you fail to purchase any of these loans within twenty-one (21) days, the enclosed note(s) will be endorsed in blank and returned to State Street at the above address, together with all supporting papers relating to such loans.


         Kindly acknowledge receipt of the enclosed by signing and returning the attached copy of this letter.


                                       Yours very truly,



                                       STATE STREET BANK AND TRUST COMPANY




                                       By:
                                          -------------------------------------


                                       Name:
                                            -----------------------------------


                                       Title:
                                             ----------------------------------

                                                                       EXHIBIT 5

                       DOCUMENT REQUEST AND TRUST RECEIPT


                                                         ______________, 199___


State Street Bank and Trust Company
of Massachusetts
225 Franklin Street
Boston, MA  ____
Attn:  ____________________________
       Mortgage Custody Department


Gentlemen:


         The undersigned Authorized Representative of [insert Seller's name] (the "Seller") hereby requests and acknowledges the Seller's receipt from State Street Bank and Trust Company, hereinafter referred to as the Custodian, of the promissory notes and related documentation described below, possession of which is herewith given to the undersigned, for the purpose of correcting document deficiencies or discrepancies in accordance with the Custodian Agreement dated as of ______, by and among the Custodian, _________ (the "Purchaser") and the undersigned Seller by its consent thereto.


Loan Number:


Mortgage Name:


Purpose:      To correct document deficiencies or discrepancies.


Documents requested and received:


                        [List documents]


Delivery from the Custodian to the undersigned has been made upon the following conditions:


1. A 100% participation interest in the aforedescribed promissory notes and related documents has been purchased by Sovereign Bank of Wyomissing, Pennsylvania (the "Warehouse Purchaser"). The Warehouse Purchaser shall retain all beneficial ownership rights in each loan until payment is made to State Street, as custodian for the Warehouse Purchaser.


2. The undersigned shall return all of the notes and related documentation as described above to the Custodian within the earlier of the date on which correction of the document deficiencies for which this request is made has been completed or ten
         (10) calendar days from the undersigned's receipt hereof.


         The undersigned hereby agrees to hold said promissory notes and other documents in trust for the Custodian and the Purchaser.


         Kindly acknowledge receipt of the enclosed by signing and returning the attached copy of this letter.


                                       Yours very truly,


                                       [SELLER]



                                       By:
                                          -------------------------------------


                                       Name:
                                            -----------------------------------


                                       Title:
                                             ----------------------------------
                                                   [Authorized Officer]


AGREED AND ACCEPTED:


STATE STREET BANK AND TRUST
COMPANY OF MASSACHUSETTS,
as Custodian



By:
   -------------------------------------


Name:
     -----------------------------------


Title:
      ----------------------------------

                                                                       EXHIBIT 6
                             INTENTIONALLY DELETED

                                                                       EXHIBIT 7

                   AUTHORIZED REPRESENTATIVES OF THE PURCHASER


Name                                                   Title                                    Specimen Signature


--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------

                                                                       EXHIBIT 8

                    AUTHORIZED REPRESENTATIVES OF THE SELLER


Name                                                   Title                                    Specimen Signature


--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------

                                                                       EXHIBIT 9

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN


Name                                            Title                                           Specimen Signature
----                                            -----                                           ------------------

--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------





--------------------                            ---------------------                           -----------------------

                                                                      EXHIBIT 10

                        DATA ACCESS OPERATING PROCEDURES

                     PROTECTION OF EQUIPMENT AND INFORMATION


         The databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to the Purchasers or the Seller by the Custodian as part of the services constitute copyrighted, trade secret or proprietary information of substantial value to the Custodian. Such database, programs and other information are collectively referred to below as "Proprietary Information". The Purchaser and the Seller each agrees that it shall treat all Proprietary Information as proprietary to the Custodian and that it shall not divulge any Proprietary Information to any person or organization except as is expressly permitted hereunder. Proprietary Information is furnished "as is" without warranty. Without limiting the foregoing, the Purchaser and the Seller each agrees:


      (a) to use such programs and database (i) solely on the Custodian's Computers, (ii)solely from terminals at the Purchaser's or the Seller's locations designated by the Purchaser or the Seller on the Appendix attached to the Data Security Administrator Designation Form delivered to the Custodian by the Seller and (iii) solely in accordance with the Custodian's applicable user documentation;


      (b) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Custodian's computers) any part of any Proprietary Information, and to return any Proprietary Information upon termination of this Agreement;


      (c) to refrain from obtaining unauthorized access to any programs, data or other information to which the Purchaser or the Seller is not entitled, and if such access is accidentally obtained, to respect and safeguard the same as Proprietary Information;


      (d) to refrain from causing or allowing information transmitted from the Custodian's computer to the Purchaser's or the Seller's terminal to be transmitted to another computer, terminal or other device for other than the Purchaser's or the Seller's own use, except upon prior approval of the Custodian;


      (e) to refrain from modifying, enhancing or otherwise creating derivative works based upon the Proprietary Information, nor shall the Purchaser or the Seller reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Proprietary Information;

      (f) that the Purchaser and the Seller each shall have access to only those authorized transactions as come within the scope and coverage of the Custodian Agreement to which this Exhibit is attached;

      (g) to honor all reasonable written requests made by the Custodian to protect at the Custodian's expense the rights of the Custodian in Proprietary Information at common law, under the Federal copyright statute and under other federal and state statutes;

      (h) to designate a duly authorized individual to serve as the Data Security Administrator in accordance with the Designation Form annexed hereto;

      (i) to request a unique user ID for each separate user. The request must be made in writing to the Custodian's data security manager;

      (j) to request immediate deactivation of a user ID or deletion of access when no longer needed or when the Purchaser or the Seller believes security has been violated;

      (k) to limit knowledge of user IDs to only authorized individuals;

      (l) to not disclose passwords directly to indirectly to anyone, including other employees of the Purchaser or the Seller;

      (m) to not store user IDs or passwords in any computer file, as part of an "automatic log-on" procedure;

      (n) to select unique passwords which cannot be easily guessed;

      (o) to change the password every 30 days, or when the Purchaser or the Seller, as the case may be, believes the password might have become known to others, or when the Purchaser or the Seller suspects a possible security violation; and

      (p) to not recycle or reuse passwords.

                                                                      EXHIBIT 11

                  DATA SECURITY ADMINISTRATOR DESIGNATION FORM



                                                  Date:__________________ 199_


State Street Bank and Trust Company
of Massachusetts ("State Street")
225 Franklin Street
Boston, MA ______________
Attn:__________________________
     Mortgage Custody Dept.


Gentlemen:


         As _______________ (title of officer or other authorized official) of __________________ (Name of Company), I hereby certify that the following individual has been duly authorized by the Board of Directors or other governing body of the Company (or designated by an official of the Company who has been duly authorized by said Board of Directors or other governing body to make such designation), to serve as the Data Security Administrator, as such term is defined in the Data Access Operating Procedures:


-------------------------------                  ------------------------------
Name                                             Signature


         It is understood and agreed that the above-named individual is the authorized recipient on behalf of the Company of (1) all documents and correspondence assigning, confirming or otherwise containing company and user identification codes, passwords, mnemonics, testkeys, encryption keys and other security devices, and (2) all other notices, documents and correspondence from State Street respecting the data access security system, including, without limitation, any changes or supplements to the Data Access Operating Procedures.


         Attached hereto as Appendix A is a list of the sole location designated by the Company at which terminals will be located which will access State Street's Collateral Tracking System [more than one location listed on Appendix A will require the consent of State Street].

         IN WITNESS WHEREOF, I have executed this document and affixed the seal of the Company on this ____ day of __________________ 199__.



                            ---------------------------------------------------
                            (Signature of officer or other authorized official)



                            ---------------------------------------------------
                                                                        (Title)



                            ---------------------------------------------------
                            (Signature of other officer or other authorized official)*



                            ---------------------------------------------------
                                                                        (Title)


* In case the first signing officer is a Data Security Administrator, this form must be signed by a second officer.

                                                                      EXHIBIT 12

                                  FEE SCHEDULE

                                                                      EXHIBIT 13

                                REVIEW PROCEDURES


         Subject to the terms of the Custodian Agreement, the Custodian shall examine the Mortgage Documents received to determine whether it appears on the face of such documents and instruments that, with respect to the Participated Loan to which such Mortgage Documents relate:


     (i) the Mortgage Note and the Mortgage or Deed of Trust, as applicable (together referred to herein as the "Mortgage") each bear what appears to be an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor (or the attorney or attorneys for such Person or Persons, as applicable) or, in the case of copies of the Mortgage, that such copies bear a reproduction of such signature or signatures;


     (ii) the name or names typed in the signature blocks on the Mortgage Note and the Mortgage are identical and the name of the payee of the Mortgage Note and the mortgagee (or beneficiary, as the case may be) of the Mortgage are identical;


     (iii) the amount spelled out in English and the amount set forth in arabic numerals as the face amount of the Mortgage Note are identical;


     (iv) the amount set forth on the Transmittal Letter as the "Note Amount" for such Mortgage Note is identical to the face amount of the Mortgage Note;


     (v) the principal amount of the indebtedness secured by the Mortgage is identical to the face amount of the Mortgage Note secured thereby;


     (vi) the Mortgage Note and the Mortgage have the same date and, if the maturity of the indebtedness secured by the Mortgage is stated therein, such maturity is the same as the maturity of the Mortgage Note;


     (vii) if given in both the Mortgage and the Mortgage Note, the street addresses for the Mortgaged Premises in the Mortgage and the Mortgage Note are identical;


     (viii) any alteration, white-out or erasure on the Mortgage Note and the Mortgage has been initialed by the person or persons named as the maker and mortgagor (or grantor), or their attorney or attorneys, as applicable;


     (ix) the Mortgage Note has been endorsed in blank by the Company, without recourse, and if the Seller is not the named payee in such Mortgage Note, the Mortgage Note has been indorsed by each prior payee without any limitation as to warranty, so as to set forth an unbroken chain of endorsements from the payee to the Seller;

     (x) the Mortgage if original, bears evidence of recordation or delivery for recordation, or if a copy of the Mortgage is delivered to the Custodian, it bears a copy of such evidence or is accompanied by a certification of the Seller as contemplated by Section 2.2 of the Custodian Agreement;


     (xi) the Title Policy (or written commitment to issue same or copy thereof, as applicable): (A) appears to be an ALTA policy or other form of policy acceptable under the FNMA Guide and the FHLMC Guide and (B) is for an amount not less than the Face Amount of the Mortgage Note;


     (xii) the legal description of the Mortgaged Premises in the Mortgage is identical to the legal description of the Mortgaged Premises in the Title Policy (or written commitment to issue same or copy thereof, as applicable), and the recording data for the Mortgage, if any, set forth in the Assignment (and any Third Party Assignment) appears identical to the recording data for the Mortgage, if any, reflected in the Title Policy;


     (xiii) the original of the Assignment bears what appears to be an original signature purporting to be the signature of an officer of the Seller;


     (xiv) if the Mortgage does not name the Seller as mortgagee (or beneficiary, as the case may be), a copy of a Third Party Assignment is included in the file from the mortgagee (or beneficiary, and each intervening assignee, which appears to bear evidence of recording or is accompanied by a certification of the Seller that it is a true copy of the original instrument which has been duly recorded (or submitted for recordation) in the jurisdiction where the Mortgaged Premises are located), showing an unbroken chain of assignments from the named mortgagee (or beneficiary) to the Seller';


     (xv) each Third Party Assignment identified on the relevant Transmittal Letter bears what appears to be an original signature purporting to be the signature of the assignor or attorney of the assignor, as applicable (or, if a copy, appears to bear evidence of recording or is accompanied by a certification of the Seller that it is a true copy of the original instrument which has been duly recorded (or submitted for recordation) in the jurisdiction where the Mortgaged Premises are located); and


     (xvi) the copy of each instrument creating a power of attorney identified on the relevant Transmittal Letter appears to bear the signature or other mark of the person granting such power of attorney.